                                                                    Exhibit 21.2


                        WFS FINANCIAL 1998-A OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of April 30, 1998
                      for Distribution Date of May 20, 1998

================================================================================

COLLECTIONS
                                                                                                             DOLLARS
Payments received                                                                                         43,757,631.20
   Plus:
       Servicer Advances                                                                     796,081.68
       Reimbursement of holds                                                                247,375.07
                                                                                          -------------
                                                                                                           1,043,458.75

     Less:
       Reimbursement Advances
       Funds deposited in Holds Account                                                      115,327.62
                                                                                           1,027,483.40
                                                                                          -------------
                                                                                                           1,142,811.02
                                                                                                         --------------

Total Funds Available for Distribution                                                                    43,658,276.93
                                                                                                         ==============


DISTRIBUTIONS

   Servicing Fee                                                                           1,074,683.00
   Trustee and Other Fees                                                                    126,435.99
   Other Miscellaneous Payments                                                               84,912.41
                                                                                          -------------
                                                                                                           1,286,031.40
   Note Interest Distributable Amount - Class A-1                          1,248,444.45
   Note Interest Distributable Amount - Class A-2                          1,542,133.34
   Note Interest Distributable Amount - Class A-3                          2,360,000.00
   Note Interest Distributable Amount - Class A-4                            889,194.45

                                                                          -------------
       Total Note Interest Distributable Amount                            6,039,772.24

   Certificate Interest Distributable Amount                                 776,416.67
                                                                          -------------

Total Interest Distribution                                                                6,816,188.91



   Note Principal Distributable Amount - Class A-1                        34,028,695.33
   Note Principal Distributable Amount - Class A-2 thru A-4                        0.00

   Certificate Principal Distributable Amount                                      0.00
                                                                          -------------

Total Principal Distribution                                                              34,028,695.33
                                                                                          -------------

Total Principal and Interest Distribution                                                                 40,844,884.24

   Spread Account Deposit                                                                                  1,527,361.29


Total Distributions                                                                                       43,658,276.93
                                                                                                         ==============

================================================================================

                        WFS FINANCIAL 1998-A OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of April 30, 1998
                      for Distribution Date of May 20, 1998


================================================================================


PORTFOLIO DATA:
                                                                         # of loans
  Beginning Security Balance                                                     45,978                  525,000,000.00

     Less: Scheduled Principal Balance                                                0   14,202,464.35
           Full Prepayments                                                       1,755   19,156,705.09
           Partial Prepayments                                                        0            0.00
           Liquidations                                                              66      669,525.89
                                                                                          -------------
                                                                                                          34,028,695.33
                                                                                                        ---------------
  Ending Security Balance                                                        44,157                  490,971,304.67

OTHER RELATED INFORMATION:

Spread Account:

     Beginning Balance                                                                    18,375,000.00
       Deposits                                                                            1,527,361.29
       Reductions                                                                                  0.00
                                                                                          -------------
     Ending Balance                                                                                       19,902,361.29

     Beginning  Initial Deposit Repayment                                                 18,375,000.00
           Repayments                                                                              0.00
                                                                                          -------------
     Ending Initial Deposit Repayment                                                                     18,375,000.00

Modified Accounts:
     Principal Balance                                                                             0.00%           0.00
     Scheduled Balance                                                                             0.00%           0.00

Servicer Advances
     Beginning Unreimbursed Advances:                                                              0.00
     New Advances                                                                            796,081.68
     Advances Reimbursed                                                                    (115,327.62)
                                                                                          -------------
     Ending Unreimbursed Advances:                                                                           680,754.06

Holding Account:
     Beginning Balance                                                                             0.00
     Funds Deposited                                                                       1,027,483.40
     Withdrawal to Collection Account                                                       (247,375.07)
                                                                                          -------------
     Ending Balance                                                                                          780,108.33

Net Charge-Off Data:                                                     # of loans
     Charge-Offs                                                                     58      213,215.65
     Recoveries                                                                      15       18,758.85
                                                                                          -------------
     Net Charge-Offs                                                                 43                      194,456.80

Delinquencies (P&I) :                                                    # of loans
   30-59 Days                                                              3,819,036.78             391
   60-89 Days                                                                776,993.93              80
   90-119 Days                                                                 1,845.75               1
   120-149 Days                                                                    0.00               0
   150 days and over                                                               0.00               0



Repossessions                                                                        30      202,474.36

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of the Sale              0                            0.00
and Security Agreement)

Charge-Off Percentage                                                                                              0.71%
Delinquency Percentage                                                                                             0.11%

WAC                                                                                                             15.2780%
WAM                                                                                                              55.148


================================================================================

                        WFS FINANCIAL 1998-A OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of April 30, 1998
                      for Distribution Date of May 20, 1998


=======================================================================================================================
                              ORIGINAL              BEGINNING                              PRIOR              CURRENT
                             PRINCIPAL            OUTSTANDING                          PRINCIPAL            PRINCIPAL
                               BALANCE              PRINCIPAL         PRINCIPAL        CARRYOVER            CARRYOVER
        CLASSES                                       BALANCE     DISTRIBUTABLE        SHORTFALL            SHORTFALL
=======================================================================================================================

      A-1               100,000,000.00         100,000,000.00     34,028,695.33             0.00                 0.00

      A-2               120,000,000.00         120,000,000.00              0.00             0.00                 0.00

      A-3               180,000,000.00         180,000,000.00              0.00             0.00                 0.00

      A-4                67,250,000.00          67,250,000.00              0.00             0.00                 0.00

    Certificate          57,750,000.00          57,750,000.00              0.00             0.00                 0.00










=======================================================================================================================

          TOTAL         525,000,000.00         525,000,000.00     34,028,695.33             0.00                 0.00

=======================================================================================================================


==================================================================================
                                                REMAINING                TOTAL
                                              OUTSTANDING            PRINCIPAL
                            PRINCIPAL           PRINCIPAL         AND INTEREST
        CLASSES          DISTRIBUTION             BALANCE         DISTRIBUTION
==================================================================================

      A-1               34,028,695.33       65,971,304.67        35,277,139.78

      A-2                        0.00      120,000,000.00         1,542,133.34

      A-3                        0.00      180,000,000.00         2,360,000.00

      A-4                        0.00       67,250,000.00           889,194.45

    Certificate                  0.00       57,750,000.00           776,416.67










==================================================================================

          TOTAL         34,028,695.33      490,971,304.67        40,844,884.24

==================================================================================


===========================================================================================================================
                                                                          PRIOR          CURRENT
                                                                       INTEREST         INTEREST
           NOTE               INTEREST             CALCULATED         CARRYOVER        CARRYOVER             INTEREST
        CLASSES                   RATE               INTEREST         SHORTFALL        SHORTFALL         DISTRIBUTION
===========================================================================================================================

      A-1                       5.618%           1,248,444.45              0.00             0.00         1,248,444.45

      A-2                       5.783%           1,542,133.34              0.00             0.00         1,542,133.34

      A-3                       5.900%           2,360,000.00              0.00             0.00         2,360,000.00

      A-4                       5.950%             889,194.45              0.00             0.00           889,194.45

    Certificate                 6.050%             776,416.67              0.00             0.00           776,416.67







===========================================================================================================================

     TOTAL                                          6,816,188.91              0.00             0.00         6,816,188.91

===========================================================================================================================


===============================================================
                            DEFICIENCY               POLICY
                                 CLAIM                CLAIM
                                AMOUNT               AMOUNT
===============================================================

                                     0.00                 0.00

                                     0.00                 0.00

                                     0.00                 0.00

                                     0.00                 0.00

                                     0.00                 0.00



===============================================================

                                     0.00                 0.00

===============================================================

===============================================================

           Note Percentage                         100.000000%



        Certificate Percentage                       0.000000%

===============================================================

                        WFS FINANCIAL 1996-A OWNER TRUST
                              Officer's Certificate
                for Master Service Report Date of April 30, 1998
                      for Distribution Date of May 20, 1998


Detailed Reporting

        See Schedule F




WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of April 30, 1998 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 1998.




                                       /s/ LEE A. WHATCOTT
                                       -----------------------------------------
                                       Lee A. Whatcott
                                       Executive Vice President
                                       Chief Financial Officer




                                       /s/ MARK OLSON
                                       -----------------------------------------
                                       Mark Olson
                                       Senior Vice President
                                       Controller